Pacific Select Fund NSAR 06-30-16

EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS



The following documents are included in Registrant's Form Type N1A/B, Accession No. 0001193125-16-560154 filed on April 28, 2016, and incorporated by reference herein:

Schedule A to Advisory Agreement

Amendment to Advisory Fee Waiver Agreement - Diversified Alternatives
Portfolio






The following documents are included in Registrant's Form Type N1A/B, Accession No. 0001193125-16-638481 filed on June 30, 2016, and incorporated by reference herein:

Amendment and Novation of Amended and Restated Investment Advisory
Agreement

Amendment and Novation of Advisory Fee Waiver Agreement - Large-Cap Growth Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Floating Rate Loan Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - International Small-Cap Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Comstock
Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Long/Short Large-Cap Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Small-Cap Equity Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Mid-Cap
Growth Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Equity
Long/Short Portfolio

Amendment and Novation of Advisory Fee Waiver Agreement - Diversified Alternatives Portfolio

Amendment and Novation of Portfolio Management Agreement - QS Investors,
LLC

Amendment and Novation of Portfolio Management Agreement - BlackRock Invementment Management, LLC

Amendment and Novation of Portfolio Management Agreement - ClearBridge
Investments

Amendment No. 6 to PortIolio Management Agreement - J.P. Morgan
Investment Management, inc.

Amendment and Novation of Portfolio Management Agreement - Janus Capital Management LLC

Amendment and Novation of Portfolio Management Agreement - MFS

Amendment and Novation of Amended and Restated Subadvisory
Agreement - OppenheimerFunds, Inc.

Amendment and Novation of Portfolio Management Agreement - PIMCO

Amendment and Novation of Amended and Restated Subadvisory
Agreement - Morgan Stanley

Amendment and Novation of Portfolio Management Agreement - WAMCO

Amendment and Novation of Portfolio Management Agreement - Dimensional Fund Advisors LP

Amendment and Novation of Portfolio Management Agreement - SSGA Funds Management, Inc.

Amendment and Novation of Portfolio Management Agreement - UBS

Amendment and Novation of Subadvisory Agreement - Boston Management and Research

Amendment and Novation of Subadvisory Agreement - Franklin Advisory
Services, LLC

Amendment and Novation of Subadvisory Agreement - T. Rowe Price
Associates, Inc.

Amendment and Novation of Subadvisory Agreement - Invesco Advisers, Inc.

Amendment and Novation of Subadvisory Agreement - Ashmore

Amendment and Novation of Subadvisory Agreement - Scout Investments, Inc.

Amendment No. 2 to Subadvisory Agreement - Ivy Investment Management
Company

Amendment and Novation of Subadvisory Agreement - Macro Currency Group

Amendment and Novation of Subadvisory Agreement - Lord, Abbett & Co. LLC

Amendment and Novation of Subadvisory Agreement - AllianceBernstein L.P.

Amendment and Novation of Subadvisory Agreement - AQR Capital
Management, LLC

Amendment and Novation of Subadvisory Agreement - BlueBay Asset
Management LLP

Amendment and Novation of Subadvisory Agreement - Boston Partners






The following documents are included in Registrant's Form Type N1A/A, Accession No. 0001193125-16-677081 filed on August 10, 2016, and incorporated by reference herein:

Schedule A to Advisory Agreement

Subadvisory Agreement - Rothschild Asset Management Inc.